UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2001

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)

        New York                     1-4383                   14-1387171
     (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)     File Number)           Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
               (Address of principal executive offices) (Zip Code)

                                 (518) 584-4100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

     On October 26, 2001, a director of the registrant, former Congressman Gerald B.H. Solomon passed away. The vacancy on the Board of Directors due to the untimely death of Mr. Solomon will not be filled prior to the Annual Shareholders Meeting and therefore, no nominees for this Board position will be submitted to the registrant's shareholders at its Annual Meeting of Shareholders.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESPEY MFG. & ELECTRONICS CORP.

                                        /s/ David O'Neil
                                        -------------------------
                                        David O'Neil, Treasurer and
                                        Principal Financial Officer




Dated: November 9, 2001